Description of Business	12 Months Ended
Dec. 31, 2025
Description of Business [Abstract]
DESCRIPTION OF BUSINESS
1.	DESCRIPTION OF BUSINESS

Horizon Quantum Holdings Ltd. (formerly known as Rose Holdco Pte. Ltd.) (the “Company”) was incorporated in the Republic of Singapore on August 26, 2025. The company was formed for the purpose of effecting a merger between Horizon Quantum Computing Pte. Ltd. (“Horizon”), dMY Squared Technology Group, Inc. (“dMY”) and certain other affiliated entities through a series of transactions (the “Business Combination”) and it has not conducted any activities other those incidental to its formation and the transactions contemplated by the business combination agreement. As a result of the Business Combination, Horizon will become a wholly-owned, direct subsidiary of the Company.